UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	48 Wall Street – 22nd Floor New York, NY 10005

Name and address of agent for service:	Hoyt M. Peters c/o AST Fund Solutions, LLC 48 Wall Street – 22nd Floor New York, NY 10005

Registrant’s telephone number, including area code:	212-269-5550

Date of fiscal year end:	3/31/2018

Date of reporting period:	3/31/2018

Item 1 – Reports to Stockholders

The Asia Pacific Fund, Inc.

Annual Report
March 31, 2018

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Christopher Sykes

William G. Tung

Officers

King Lun Au, President

Alan M. Mandel, Treasurer and Chief Financial Officer

Hoyt M. Peters, Secretary

Ann Marie Swanson, Chief Compliance Officer

Investment Manager

Value Partners Hong Kong Limited

9th Floor, Nexxus Building

41 Connaught Road Central

Hong Kong

Administrator

AST Fund Solutions, LLC

48 Wall Street – 22nd Floor

New York, NY 10005

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

48 Wall Street – 22nd Floor

New York, NY 10005

For general information on the Fund, please call (toll-free) Pristine Advisers, our shareholders’ servicing agent, toll-free at:

1-(888) 4-ASIA-PAC (1-888-427-4272).

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

CUSIP: 044901106

NYSE: APB

www.asiapacificfund.com

May 24, 2018

Dear Fellow Stockholders:

In a press release issued on May 23, 2018, the Fund announced that the Board of Directors of the Fund will submit a proposal to liquidate the Fund at the Fund’s 2018 Annual Meeting of Stockholders, unless the Board identifies a viable merger partner by its next Board meeting. The Board has decided to submit the liquidation proposal to stockholders at the request of institutional stockholders.

The Board believes that the Asia Pacific region remains a favorable investment opportunity for stockholders. In addition, the Board notes that as of March 31, 2018 (according to information provided by the Fund’s investment adviser and Thomson Reuters), the Fund’s price-to-earnings and price-to-book multiples and its yield compared very favorably to its benchmark index, which is the MSCI AC Asia ex-Japan Index:

	Fund	Benchmark
Price to earnings	8.9x	12.5x
Price to book	1.2x	1.7x
Yield	4.2%	2.2%

Accordingly, the Board will recommend that stockholders vote against the liquidation.

In the event that Fund stockholders do not vote to liquidate the Fund at the 2018 Annual Meeting of Stockholders, the Board commits to re-submit the liquidation proposal at subsequent annual meetings thereafter, to continually give Fund stockholders the opportunity to consider and decide upon the Fund’s future existence.

We thank you for your continued support.

Sincerely,

Michael J. Downey
Chairman

The Asia Pacific Fund, Inc.

CONTENTS

Fund Statistics	1
Share Price, Net Asset Value and Distribution History	2
Report of the Investment Manager	3
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Tax Information	21
Directors and Officers of the Fund	22
Privacy Notice	27
Dividend Reinvestment Plan	29
Additional Information	30

The Asia Pacific Fund, Inc.
As of March 31, 2018 (Unaudited)

Fund Statistics
OUR TOLL-FREE LINE:
1-888-4-ASIA-PAC
1-888-427-4272

For further information on the Fund (including monthly fact sheets), please call or visit the Fund’s website of www.asiapacificfund.com.

Statistics
Total Net Assets	$159,071,851
Shares Outstanding	10,344,072
Net Asset Value	$15.38
Equity	99.9	%(a)

Total Return Performance (US Dollar terms)
Period	Market Price(b)	NAV(c)
3 months	2.7%	1.5%
6 months	11.0%	9.6%
1 Year	26.0%	23.5%
3 Years (d)	12.6%	9.7%
5 Years (d)	9.0%	7.7%
10 Years (d)	4.5%	9.9%

Other Information
Ticker Symbol	APB
Primary Exchange	NYSE
Dividend Reinvestment Program	Yes

Portfolio Characteristics
Top Ten Equity Holdings (% of Total Net Assets)
Longfor Properties Co. Ltd.	5.2%
China Construction Bank Corp. (Class “H” Shares)	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%
Ping An Insurance Group Co. of China Ltd. (Class “H” Shares)	3.1%
China Resources Power Holdings Co. Ltd.	2.6%
Far East Horizon Ltd.	2.4%
Far East Consortium International Ltd.	2.3%
China Lilang Ltd.	2.2%
SITC International Holdings Co. Ltd.	2.2%
Times China Holdings Ltd	2.1%

Sector Breakdown: Top Ten Industries (% of Total Net Assets)
Real Estate	17.7%
Industrials	16.2%
Consumer Discretionary	15.9%
Information Technology	10.3%
Banking	7.4%
Insurance	6.1%
Financials	5.1%
Utilities	3.6%
Telecommunication Services	3.2%
Consumer Staples	1.9%

Footnote section

(a)	Expressed as a percentage of total investments.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(c)	This information represents the historical net asset value (NAV) per share performance of the Fund. NAV per share performance is calculated assuming reinvestment of dividends and distributions. Because NAV per share performance does not reflect market price, it is not the same as total investment return.
(d)	Average annual return.

The Asia Pacific Fund, Inc.
As of March 31, 2018 (Unaudited)

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End ($)	Net Asset Value at Quarter End ($)	Dividends and Distributions During Quarter ($)*
Financial Year 2017/2018
June	12.92	13.80	—
September	13.88	14.60	—
December	14.41	15.15	0.61
March	14.80	15.38	—

Financial Year 2016/2017
June	9.75	11.40	—
September	10.57	12.32	—
December	9.72	11.52	0.22
March	12.23	12.96	—

Financial Year 2015/2016
June	12.80	14.64	—
September	10.30	11.92	—
December	10.07	11.77	0.51
March	9.61	11.25	—

Financial Year 2014/2015
June	11.05	12.33	—
September	11.28	12.54	—
December	11.28	12.55	—
March	11.61	13.07	—

Financial Year 2013/2014
June	10.10	11.17	—
September	10.12	11.28	—
December	10.51	11.71	—
March	10.33	11.50	—

*	Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $31.51 per share.

REPORT OF THE INVESTMENT MANAGER
For the fiscal year ended March 31, 2018 (Unaudited)

OVERVIEW

The Asia ex-Japan market had a bumper year in 2017 on the back of broad-based earnings upward revisions and external demand recovery within the region. The MSCI Asia All Country ex Japan Index (the “Index”) ended the year with a 42.1% gain; in the high-dividend space, the MSCI Asia ex Japan High Dividend Yield Index was up 29.8% over the same period1.

However, volatility returned to the market in the first quarter of 2018 as the prospect of a faster-than-expected rate hike schedule and the looming Sino-US trade war fueled market concerns. The two indices edged up slightly by 0.7% and 2.7%, respectively, during the quarter.

China – supported by political stability and strong corporate earnings

As the 13th National People’s Congress (NPC) held in March 2018 endorsed the removal of the presidential term limit in China, President Xi Jinping has succeeded in further consolidating his power and ushering in a strong and steady leadership. We believe Xi rising to the status of “paramount leader” is beneficial to the long-term development of China not only because it allows more time for him to push through reforms and rein in financial risks, but also because the strengthening of his power enables smoother implementation of major policies. Furthermore, Xi achieving unchallenged power also clears away political uncertainties, so that the administration can refocus on economic development after the NPC.

Besides a steady political environment, earnings strength is another bulwark against volatilities. Of the Chinese companies that have announced earnings so far, around 42% have beaten consensus earnings estimates, higher than the 26% in Asia2 (as represented by the MSCI Asia ex Japan Index). The positive showing by Chinese companies so far has been encouraging, and earnings are expected to remain strong in 2018, with consensus estimates implying a 13.5% growth pace.

Just as signs of market stabilization returned in late February 2018, escalating Sino-US trade tension disrupted the market again in the latter half of the first quarter. Near-term market sentiment suffers as the outcome of the trade dispute remains unclear given the unpredictability of President Trump’s policy. However, we believe that the imposition of tariffs on China’s economic growth would likely be insignificant. If the proposed tariff on US$50 billion worth of imports from China goes through, Chinese exports to America would decrease by 1.6%, equivalent to just 0.4% of total Chinese exports. The impact on China’s economic growth would be insignificant – reducing growth in gross domestic product (GDP) by 0.06 of a percentage point. Even if Trump follows up with his latest threat to extend tariffs to cover an additional US$100 billion worth of Chinese goods, the impact would still be a small fraction of a percentage point of growth.

That said though, a trade war would be costly to all countries in a globalized world. Firstly, the intricacies of global supply chains mean that the adverse impact of reciprocal tariffs between China and the US would spillover to other countries. Secondly, the potential cost inflation will squeeze margins for US corporates and inflict inflationary pressure on the US. Seeing this as a no-win situation, the two sides will likely resolve the dispute at the negotiating table and avoid a full-blown trade war. By then, China-related stocks could stage a solid recovery. Therefore, the near-term market pull back presents long-term investors with a chance to gradually accumulate China-related stocks.

Korea’s economy supported by export growth

In South Korea, the economy benefited from recovering exports in 2017. For the whole year, the nation’s exports expanded to a record high of US$573.9 billion3, up by 15.8% compared to 2016. In March 2018, exports in USD value terms grew further by 6.1% year-on-year, recording the 17th month of increase, thanks to supportive demand for memory chips and computers across China and Europe, while shipments to the US fell amid rising protectionism.

Meanwhile, the consumer price index continued to pick up moderately over the review period. The CPI reading increased 1.3% in March from a year earlier, well below the Bank of Korea’s target of 2% and moderately below market consensus. As such, the central bank left rates unchanged in its April meeting. While the government is expecting modest export growth of 4% in 2018, downside risks such as the won’s strength and rising interest rates and oil prices remain.

ASEAN markets offer selective opportunities

ASEAN markets have lagged Asian emerging markets in the review period as foreign investors shied away from ASEAN equities. However, fundamentals in the region are improving thanks to robust exports growth and controlled inflation, while the slowdown in earnings growth is bottoming out. Against this backdrop, we remain positive on select sectors, in particular Indonesian and Philippine banks as these two sectors offer strong secular loan growth. We are also actively seeking high-dividend plays in Singapore, which is benefiting from an export-led stock market rally and improving corporate earnings.

1. Source: MSCI Inc.

2. Source: HSBC Global Research

3. Source: Ministry of Trade, Industry and Energy, South Korea

Table 1. Stock Market Performance
March 2017 – March 2018 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2017 (%)	3Q 2017 (%)	4Q 2017 (%)	1Q 2018 (%)	1 Yr to 03/31/2018 (%)
North Asia
MSCI Hong Kong	7.2	5.1	6.6	-1.4	18.4
MSCI Taiwan	9.0	1.4	4.0	5.7	21.5
MSCI Korea	10.3	2.7	11.6	-0.4	26.0
MSCI China	10.7	14.8	7.6	1.8	39.2
ASEAN
MSCI Singapore	5.3	3.1	10.1	2.8	22.8
MSCI Malaysia	5.1	1.8	7.9	8.5	25.3
MSCI Thailand	2.5	10.6	9.5	9.0	35.4
MSCI Indonesia	8.8	-1.0	8.3	-7.1	8.3
MSCI Philippines	7.2	3.1	6.5	-11.4	4.3
South Asia
MSCI Sri Lanka	22.4	-6.1	-5.2	5.6	15.0
MSCI India	2.9	3.0	11.8	-7.0	10.2
MSCI Vietnam	2.7	7.0	36.2	17.6	76.1
Region
MSCI AC Asia Ex-Japan Gross	8.4	6.7	8.3	0.7	26.2

Source: Morningstar (Value Partners)

Table 2. Currency Market Performance vs USD (Month-ends)*
March 2017 – March 2018

Currency USD/Local rate	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	12M Change (%)*
North Asia
South Korean Won	1,118.30	1,144.15	1,145.35	1,070.55	1,065.90	4.92
Chinese Renminbi	6.89	6.78	6.64	6.51	6.29	9.54
Hong Kong Dollar	7.77	7.81	7.81	7.82	7.85	-0.98
New Taiwan Dollar	30.34	30.42	30.32	29.76	29.16	4.17
ASEAN
Thai Baht	34.36	33.97	33.35	32.59	31.27	9.89
Philippine Peso	50.18	50.46	50.80	49.92	52.18	-3.84
Singapore Dollar	1.40	1.38	1.36	1.34	1.31	6.56
Malaysian Ringgit	4.43	4.29	4.22	4.05	3.87	14.41
Indonesian Rupiah	13,325.50	13,327.50	13,469.00	13,567.50	13,767.50	-3.21
South Asia
Sri Lankan Rupee	152.13	153.55	153.10	153.50	155.70	-2.30
Vietnamese Dong	22,755.00	22,731.00	22,726.50	22,709.00	22,809.50	-0.24
Indian Rupee	64.94	64.64	65.32	63.83	65.22	-0.44

Source: Morningstar (Value Partners)

*	A negative figure denotes a depreciation of the local currency vs the USD (and vice-versa)

PERFORMANCE

During the twelve-month period ended March 31, 2018, the Fund’s net asset value (NAV) per share increased by US$2.41, from $12.96 to $15.38. In percentage terms, the Fund’s NAV total return performance was up by 23.5%. This compares with an increase of 26.2% for the Index. The Fund’s share price was up by 26.0% over the period, from $12.23 to $14.80. There was a dividend paid out on December 21, 2017, in the amount of US$0.61 per share.

Source: Bank of New York Mellon & Reuters for NAV and market price, respectively, MSCI for Index, data as of 31 March 2018. Total return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund and may reflect fee waivers and/or expense reimbursements. Without such, returns would be lower. Total Return at Market Price is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. All returns 1-year or less are cumulative. Returns are shown in USD. To comply with Securities and Exchange Commission regulatory requirement, the methodology for calculating the total return was changed in accordance with the instruction of Securities and Exchange Commission Form N-2, Item 4. The source of market price data was changed from Bloomberg to Reuters & Bank of New York Mellon since November, 2016.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets (on a gross (dividend reinvested) basis to March 31, 2018, in USD terms)

	1 Yr (%)	3 Yrs (%)	5 Yrs (%)	10 Yrs (%)
Asia Pacific Fund (NAV)	23.5%	31.9%	44.6%	46.2%
Asia Pacific Fund (Market Price)	26.0%	42.9%	54.1%	54.6%
MSCI AC Asia Ex Japan	26.2%	31.4%	50.4%	75.8%
S&P 500 Composite (Price Return)	11.8%	27.8%	68.4%	99.8%
MSCI Europe	15.1%	17.1%	40.1%	30.3%
MSCI Japan	20.0%	28.5%	55.7%	52.8%

Source: Morningstar and Value Partners

The Fund has adopted as its reference index as of April 1, 2010, the MSCI All Countries Asia ex Japan Index, which includes India. Prior to this the Fund was shown against MSCI AC FE Free Ex-Japan Index Total Gross Return.

PORTFOLIO STRATEGY

During the one-year period from end-March 2017 to end-March 2018, the Fund was up 23.5% (in terms of NAV) and 26.0% (in terms of market price). While the Fund delivered a strong absolute performance, the year under review was a challenging one for dividend-focused investors as high-growth sectors such as internet / software remained in vogue. Dividend yield was one of the largest performance detractors in Asia over the period, while earnings revision, momentum and growth were strong positive drivers. As such, we also include the MSCI Asia ex Japan High Dividend Index here for reference as it reflects considerations taken into account in our investment approach.

During the year, the team thought hard about our core beliefs and whether it would be worthwhile to tilt our positions to a greater focus on growth. The portfolio has been adjusted to be more cyclical in nature, with elevated exposure to strong performers such as information technology (hardware manufacturers), industrials and real estate as per our bottom-up stock pick process. We have, however, stopped short of investing in non-yielding names. We believe that it is critical to remain faithful to our investment style and the approach adopted since the Fund’s inception. As interest rates start to rise in Asia and liquidity begins to tighten, investors should increasingly focus on free cashflows and profitability, which we believe will likely bring them back to traditional value and dividend stocks.

We maintained a positive view and remained fully invested throughout the year. Our largest geographic exposures – China and Korea – led the region with sustained earnings growth. Our bottom-up stock picks favored North Asia, with key sector exposures being technology hardware and financials, where we discovered quality names with sustained earnings growth and strong free cashflow generation ability at compelling valuations. We maintained our underweight position in South Asia due to the mixed earnings outlook and demanding valuations.

In terms of performance attribution, Hong Kong/China and Korea were the top country contributors, while real estate and technology were the top sector performers. In particular, our key contributors included a leading Chinese property developer who benefited from strong sales, margin expansion and a continued surge in rental income from its investment properties. The company paid its first-ever interim dividend in the third quarter of 2017 and has made a strong commitment to maintaining a higher frequency of payments based on our feedback. Our holding in a leading Korean consumer electronic components manufacturer also contributed significantly to portfolio performance. The company’s share price rallied on the back of the price surge in dynamic random-access memory (DRAM) and NAND gate (negative-AND) chips amid robust global demand for smart devices. The company announced an improved shareholder return policy on the back of strong results – it targets to double dividend per share in 2018 to a total dividend payout of 9.6 trillion won annually for the next 3 years. Our position in a leading Chinese optical fiber company also contributed to the Fund’s performance, largely thanks to stronger-than-expected margin improvement and positive earnings guidance.

Meanwhile, our portfolio was dragged by our minimal exposure to the internet sector. With two of the top three performers in the Index trading at over 30 times price to earnings (P/E) and paying almost zero dividends, we continue to believe they are less suitable for our dividend strategy.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar. 31, 2017 (%)	Jun. 30, 2017 (%)	Sept. 30, 2017 (%)	Dec. 31, 2017 (%)	Mar. 31, 2018 (%)
North Asia	79.2	80.3	83.9	85.1	83.2
Hong Kong/China/ Macau	54.3	54.9	58.2	60.2	63.1
South Korea	17.7	18.1	15.9	17.5	11.0
Taiwan	7.2	7.3	9.8	7.4	9.1
ASEAN	12.9	12.6	12.2	10.5	10.4
Singapore	4.3	4.1	1.9	1.7	1.1
Thailand	1.4	1.3	2.5	1.2	1.0
Indonesia	4.0	4.5	5.5	5.7	6.4
Philippines	0.8	0.5	1.0	0.7	1.1
Malaysia	2.4	2.2	1.3	1.2	0.8
South Asia	0.0	3.8	1.6	1.0	0.0
India	0.0	3.8	1.6	1.0	0.0
Cash & Others	7.9	3.3	2.3	3.4	6.4

Sources: AST Fund Solutions, LLC

*	Rounded up to the nearest tenth of one percent.

OUTLOOK

Looking ahead, we expect the China-US trade tension to hinder near-term market sentiment as negotiations continue. At the current stage, the trade dispute should weigh less on the domestic market, such as consumer sectors, which are largely driven by domestic consumption, than on sectors having a strong reliance on exports. This favors our portfolio positioning in the Asia ex-Japan market, which is still trading at a compelling level. On the back of sound fundamentals in the region’s economies and corporations, our positive views on Asia ex-Japan remain unchanged and we continue to see market volatilities as buy-on-dips opportunities.

Value Partners Hong Kong Limited

April 18, 2018

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. Index returns do not include the effect of any sales charges, fund operating expenses or taxes. An investment cannot be made directly in an index.

Unless specified, all information contained in this report is quoted as at March 31, 2018. The views expressed are the views of Value Partners Hong Kong Limited only and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This material contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Any securities mentioned above are for illustrative purpose only, and not a recommendation to invest or divest.

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of March 31, 2018

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS—93.6%
	COMMON STOCKS—91.9%
	CHINA (INCLUDING HONG KONG AND MACAU SARS)—63.1%
500,400	BOC Aviation Ltd.	$2,984,473
	(Industrials)
158,000	BOC Hong Kong Holdings Ltd.	775,113
	(Banking)
666,000	China Communications Construction Co. Ltd. (Class “H” Shares)	688,701
	(Industrials)
7,670,000	China Construction Bank Corp. (Class “H” Shares)	8,011,347
	(Banking)
2,778,000	China Lilang Ltd.	3,484,837
	(Consumer Discretionary)
2,515,000	China Machinery Engineering Corp. (Class “H” Shares)	1,339,944
	(Industrials)
2,254,622	China Resources Power Holdings Co. Ltd.	4,133,718
	(Utilities)
1,538,000	China State Construction International Holdings Ltd.	1,888,844
	(Industrials)
1,494,000	China Tian Lun Gas Holdings Ltd.	1,071,160
	(Utilities)
2,910,000	China Yongda Automobiles Services Holdings Ltd.	3,117,646
	(Consumer Discretionary)
1,362,500	China ZhengTong Auto Services Holdings Ltd.	1,000,793
	(Consumer Discretionary)
1,266,985	Chongqing Changan Automobile Co. Ltd. (Class “B“ Shares)	1,271,606
	(Consumer Discretionary)
1,555,000	Chongqing Rural Commercial Bank Co. Ltd. (Class “H” Shares)	1,202,035
	(Banking)
516,000	Chow Sang Sang Holdings International Ltd.	1,084,842
	(Consumer Discretionary)
2,192,000	CIFI Holdings Group Co. Ltd.	1,936,503
	(Real Estate)
371,156	CK Asset Holdings Ltd.	3,132,212
	(Real Estate)
1,582,000	Convenience Retail Asia Ltd.	751,879
	(Consumer Staples)
25,940,000	CSI Properties Ltd.	1,598,717
	(Real Estate)
1,424,000	EGL Holdings Co. Ltd.	203,217
	(Consumer Discretionary)
6,788,162	Far East Consortium International Ltd.	3,720,712
	(Real Estate)
3,585,000	Far East Horizon Ltd.	3,807,660
	(Financials)
2,397,000	FSE Engineering Holdings Ltd.	739,490
	(Industrials)
4,168,000	Goldpac Group Ltd.	1,269,663
	(Information Technology)
636,500	Great Wall Motor Co. Ltd. (Class “H” Shares)	645,089
	(Consumer Discretionary)
873,000	Haitian International Holdings Ltd.	2,654,400
	(Industrials)
1,718,000	HKBN Ltd.	2,029,833
	(Telecommunication Services)
2,152,000	Hopefluent Group Holdings Ltd.	1,034,516
	(Real Estate)
601,799	Huayu Automotive Systems Co. Ltd. (Class “A” Shares)	2,277,834
	(Consumer Discretionary)
1,149,500	Jinmao Hotel and Jinmao China Hotel Investments and Management Ltd.	703,045
	(Real Estate)
1,954,000	Lee & Man Chemical Co. Ltd.	1,460,727
	(Materials)
2,679,500	Longfor Properties Co. Ltd.	8,261,708
	(Real Estate)
313,800	Midea Group Co. Ltd. (Class “A” Shares)	2,786,516
	(Consumer Discretionary)
4,046,000	Nameson Holdings Ltd.	870,785
	(Consumer Discretionary)
2,304,000	PetroChina Co. Ltd. (Class “H” Shares)	1,600,400
	(Energy)

See Notes to Financial Statements.

Shares	Description	Value (Note 1)
	CHINA (INCLUDING HONG KONG AND MACAU SARS)—(continued)
473,500	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares)	$4,882,106
	(Insurance)
4,574,000	Qingdao Port International Co. Ltd. (Class “H” Shares)	3,398,840
	(Industrials)
500,000	Sinopharm Group Co. Ltd. (Class “H” Shares)	2,503,775
	(Health Care)
3,429,000	SITC International Holdings Co. Ltd.	3,431,621
	(Industrials)
3,371,699	Skyworth Digital Holdings Ltd.	1,527,052
	(Consumer Discretionary)
418,500	SmarTone Telecommunications Holdings Ltd.	446,517
	(Telecommunication Services)
1,555,000	Springland International Holdings Ltd.	374,292
	(Consumer Staples)
2,207,000	Times China Holdings Ltd.	3,405,883
	(Real Estate)
3,076,000	TK Group Holdings Ltd.	2,404,909
	(Industrials)
1,048,000	Transtech Optelecom Science Holdings Ltd.*	367,220
	(Information Technology)
3,244,000	Wonderful Sky Financial Group Holdings Ltd.	554,221
	(Consumer Discretionary)
551,060	Xinjiang Goldwind Science & Technology Co. Ltd. (Class “H” Shares)	889,402
	(Industrials)
516,500	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (Class “H” Shares)	2,425,425
	(Information Technology)
224,000	Zhejiang Expressway Co. Ltd. (Class “H” Shares)	229,731
	(Industrials)
		100,380,959
	INDONESIA—6.4%
4,768,700	PT Acset Indonusa Tbk	1,001,020
	(Industrials)
6,454,100	PT Bank Pan Indonesia Tbk*	$502,743
	(Banking)
31,732,100	PT Bekasi Fajar Industrial Estate Tbk	666,240
	(Real Estate)
10,051,300	PT BFI Finance Indonesia Tbk	584,060
	(Financials)
4,670,300	PT Cikarang Listrindo Tbk	390,110
	(Utilities)
16,174,400	PT Garuda Maintenance Facility Aero Asia*	408,839
	(Industrials)
3,482,400	PT Indosat Tbk	1,203,265
	(Telecommunication Services)
2,494,000	PT Link Net Tbk	946,515
	(Telecommunication Services)
3,702,000	PT Mitra Pinasthika Mustika Tbk	219,149
	(Consumer Discretionary)
52,682,500	PT Panin Financial Tbk*	951,800
	(Insurance)
4,867,200	PT PP Persero Tbk	928,261
	(Industrials)
28,130,100	PT Puradelta Lestari Tbk	351,435
	(Real Estate)
573,200	PT Summarecon Agung Tbk	37,845
	(Real Estate)
5,582,900	PT Total Bangun Persada Tbk	284,382
	(Industrials)
3,318,200	PT Ultrajaya Milk Industry & Trading Co. Tbk	383,239
	(Consumer Staples)
5,428,700	PT Waskita Karya Persero Tbk	979,352
	(Industrials)
2,148,500	PT XL Axiata Tbk*	395,434
	(Telecommunication Services)
		10,233,689
	MALAYSIA—0.8%
552,800	CB Industrial Product Holding Bhd	219,287
	(Industrials)
2,554,425	Mah Sing Group Bhd	668,083
	(Real Estate)
596,500	UOA Development Bhd	373,198
	(Real Estate)
		1,260,568

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of March 31, 2018
Continued

Shares	Description	Value (Note 1)
	PHILIPPINES—1.1%
510,200	EEI Corp.*	$105,721
	(Industrials)
1,688,000	Megaworld Corp.	151,913
	(Real Estate)
712,696	Metropolitan Bank & Trust Co.	1,173,599
	(Banking)
1,989,900	Pryce Corp.	228,823
	(Energy)
		1,660,056
	SINGAPORE—1.1%
53,656	AIMS AMP Capital Industrial REIT	55,656
	(Real Estate Investment Trusts)
1,497,800	Asian Pay Television Trust	607,236
	(Consumer Discretionary)
458,973	CapitaLand Retail China Trust	553,582
	(Real Estate Investment Trusts)
220,000	China Jinjiang Environment Holding Co. Ltd.	91,772
	(Utilities)
667,700	Viva Industrial Trust	451,383
	(Real Estate)
		1,759,629
	SOUTH KOREA—9.4%
11,254	Amotech Co. Ltd.*	405,248
	(Information Technology)
36,664	DB Insurance Co. Ltd.	2,277,739
	(Insurance)
3,823	E-MART, Inc.	976,170
	(Consumer Staples)
14,705	Fila Korea Ltd.	1,492,269
	(Consumer Discretionary)
20,980	GS Retail Co. Ltd.	607,055
	(Consumer Staples)
50,803	Hana Financial Group, Inc.	2,189,464
	(Financials)
13,847	Hotel Shilla Co. Ltd.	1,205,935
	(Consumer Discretionary)
45,137	Hyundai Marine & Fire Insurance Co. Ltd.	1,674,150
	(Insurance)
35,587	Kangwon Land, Inc.	912,305
	(Consumer Discretionary)
14,868	Nasmedia Co. Ltd.	1,314,132
	(Consumer Discretionary)
41,373	Samyang Packaging Corp.*	808,207
	(Materials)
35,204	TechWing, Inc.	707,837
	(Information Technology)
11,407	V One Tech Co. Ltd.*	334,760
	(Information Technology)
		14,905,271
	TAIWAN—9.1%
383,000	Basso Industry Corp.	693,064
	(Consumer Discretionary)
151,840	Chilisin Electronics Corp.	546,447
	(Information Technology)
417,000	ChipMOS Technologies, Inc.	332,763
	(Information Technology)
531,178	FLEXium Interconnect, Inc.	1,846,309
	(Information Technology)
911,000	Fubon Financial Holding Co. Ltd.	1,578,309
	(Financials)
343,000	Kerry TJ Logistics Co. Ltd.	446,684
	(Industrials)
1,721,000	King Yuan Electronics Co. Ltd.	1,806,466
	(Information Technology)
76,000	MediaTek, Inc.	874,474
	(Information Technology)
175,000	Primax Electronics Ltd.	392,234
	(Information Technology)
72,000	Taiwan Sakura Corp.	94,586
	(Consumer Discretionary)
599,000	Taiwan Semiconductor Manufacturing Co. Ltd.	5,073,650
	(Information Technology)
223,000	TURVO International Co. Ltd.	830,292
	(Industrials)
		14,515,278
	THAILAND—0.9%
2,895,200	AP Thailand PCL	732,641
	(Real Estate)
10,800	Bangkok Bank PCL NVDR	68,614
	(Banking)
959,600	Supalai PCL	673,600
	(Real Estate)
		1,474,855
	TOTAL COMMON STOCKS (cost $124,995,003)	146,190,305

See Notes to Financial Statements.

Shares	Description	Value (Note 1)
	PREFERENCE STOCKS—1.6%
	MALAYSIA—0.0%
192,160	SP Setia Berhad*	$43,718
	(Real Estate)

	SOUTH KOREA—1.6%
1,325	Samsung Electronics Co. Ltd.	2,547,886
	(Technology Hardware & Equipment)
	Total Preference Stocks (cost $1,321,209)	2,591,604

	WARRANTS—0.1%
	MALAYSIA—0.0%
423,637	Mah Sing Group Bhd, expiring 02/21/20*	8,762
	(Real Estate)

	THAILAND—0.1%
239,900	Supalai Public Company Ltd., expiring 10/19/18*	135,793
	(Real Estate)
	Total Warrants (cost $89,238)	144,555
	Total Long-Term Investments (cost $126,405,450)	148,926,464

	SHORT-TERM INVESTMENT—0.1%
	MONEY MARKET MUTUAL FUND
119,624	JPMorgan Prime Money Market Fund/Premier (cost $119,624)	119,624
	Total Investments—93.7% (cost $126,525,074) (Note 5)	149,046,088
	Other assets in excess of liabilities—6.3%	10,025,763
	Net Assets—100.0%	$159,071,851

*	Non-income producing security.

The following abbreviation is used in the annual report:

REIT Real Estate Investment Trust

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
China (including Hong Kong and Macau SARs)	$5,613,978	$94,766,981	$—
Indonesia	3,901,128	6,332,561	—
Malaysia	373,198	887,370	—
Philippines	228,823	1,431,233	—
Singapore	—	1,759,629	—
South Korea	—	14,905,271	—
Taiwan	—	14,515,278	—
Thailand	—	1,474,855	—
Preference Stocks
Malaysia	43,718	—	—
South Korea	—	2,547,886	—
Warrants
Malaysia	8,762	—	—
Thailand	135,793	—	—
Money Market Mutual Fund	119,624	—	—
Total	$10,425,024	$138,621,064	$—

During the period, there were transfers from Level 1 to Level 2 of $71,261,820 to report.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of March 31, 2018
Continued

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2018 were as follows (unaudited):

Real Estate	17.7%
Industrials	16.2
Consumer Discretionary	15.9
Information Technology	10.3
Banking	7.4
Insurance	6.1
Financials	5.1
Utilities	3.6
Telecommunication Services	3.2
Consumer Staples	1.9
Technology Hardware & Equipment	1.6
Health Care	1.6
Materials	1.4
Energy	1.2
Real Estate Investment Trusts	0.4
Money Market Mutual Fund	0.1
93.7
Other assets in excess of liabilities	6.3
100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments	$144,555	—	$—

The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2018 are as follows:

For the fiscal year ended March 31, 2018, the Fund did not have any realized gain or (loss) on derivatives recognized in income on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$24,463

*	Included in net change in unrealized (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC. Statement of Assets and Liabilities as of March 31, 2018
Assets
Investments at value:
Investments, at value (cost $126,525,074)	$149,046,088
Cash	6,417,789
Foreign currency, at value (cost $3,335,316)	3,345,474
Receivable for investments sold	422,336
Dividends receivable	397,461
Prepaid expenses	35,206
Total Assets	159,664,354
Liabilities
Payable for investments purchased	296,604
Investment management fee payable	120,822
Accrued expenses and other liabilities	105,149
Custodian fee & expenses	18,144
Audit fees	51,784
Total Liabilities	592,503
Net Assets	$159,071,851

Net assets were comprised of:
Common stock, at par	$103,441
Paid-in capital in excess of par	126,998,926
127,102,367
Distributions in excess of net investment income	(230,521)
Accumulated net realized gain on investment and foreign currency transactions	9,666,161
Net unrealized appreciation on investments and foreign currencies	22,533,844
Net assets, March 31, 2018	$159,071,851

Net asset value per share ($159,071,851 ÷ 10,344,072 shares of common stock outstanding)	$15.38

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC. Statement of Operations Fiscal year ended March 31, 2018
Net Investment Income
Income
Dividends (net of foreign withholding taxes of $426,316)	$4,524,148
Other Income	19,313
Total income	4,543,461
Expenses
Investment management fee	1,354,944
Administration fee	210,552
Custodian and accounting fees	307,100
Directors’ fees and board expenses	256,826
Legal fees and expenses	252,499
Reports to shareholders	79,257
Audit fee	51,801
Registration fees	24,999
Transfer agent's fees and expenses	20,202
Miscellaneous	256,526
Total expenses	2,814,706
Less: Management Fee Waiver	(7,775)
Net expenses	2,806,931
Net investment income	1,736,530
Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain on:
Investment transactions (net of India capital gains tax of $89,432)	16,327,025
Foreign currency transactions	102,226
16,429,251
Net change in unrealized appreciation (depreciation) on:
Investments	13,144,451
Foreign currencies	(32,672)
13,111,779
Net gain on investment and foreign currency transactions	29,541,030
Net Increase In Net Assets Resulting From Operations	$31,277,560

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Statements of Changes in Net Assets

	Year Ended March 31,
Increase in Net Assets	2018	2017
Operations
Net investment income	$1,736,530	$2,266,747
Net realized gain on investment and foreign currency transactions	16,429,251	1,183,203
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,111,779	16,548,696
Net increase in net assets resulting from operations	31,277,560	19,998,646
Dividends and distributions to stockholders from:
Net investment income	(2,999,781)	(2,275,979)
Net realized gains	(3,310,103)	—
Total Distributions	(6,309,884)	(2,275,979)
Total increase	24,967,676	17,722,667
Net Assets:
Beginning of year	134,104,175	116,381,508
End of year (a)	$159,071,851	134,104,175
(a) Includes undistributed/(distributions in excess) of net investment income of:	$(230,521)	$33,170

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries (excluding Japan).

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and is in compliance FASB ASC 820-10-50. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which specified fair valuation responsibilities have been delegated to the Investment Manager, Value Partners Hong Kong Limited. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities, other assets and liabilities under specified circumstances. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly- scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

See Notes to Financial Statements.

Common stocks and preference shares, exchange- traded funds, and derivative instruments such as futures or options that are traded on a securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event that no sale or official closing price on the valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 of the fair value hierarchy.

For common stocks and preference shares traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset value on the date of valuation.

Securities, other assets and liabilities that cannot be priced using the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
Continued

the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Real Estate Investment Trusts (“REITs”): The Fund’s positions in non-U.S. REITs are treated as passive foreign investment companies for U.S. tax purposes.

Stock Index Futures Contracts: A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from securities and currency transactions are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any current year net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes: It is the Fund’s current intention to continue to meet the requirements under subchapter M of the U.S. Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain taxable capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Value Partners Hong Kong Limited (the “Investment Manager”), and an administration agreement with AST Fund Solutions, LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

Effective on January 12, 2017, the Investment Manager has voluntarily agreed to waive a portion of its fee entitled to be received from the Fund so that such fee does not exceed the lesser of 0.90% of the Fund’s average weekly net assets or the current prevailing effective rate under the terms of the management agreement. For the fiscal year ended March 31, 2018, such waiver in fees amounted to $7,775.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.15% of the Fund’s average weekly net assets up to $100 million and 0.12% of such assets in excess of $100 million. Such fee is subject to an annual minimum of $150,000.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. The Investment Manager and the Administrator each pays the cost of compensation of certain officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the fiscal year ended March 31, 2018 aggregated $119,423,197 and $128,602,797 respectively.

Note 4. Tax Information

 Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2018, the adjustments were to increase undistributed net investment income by $999,560 and decrease accumulated net realized gain on investment and foreign currency transactions by $999,560 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these adjustments.

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
Continued

For the years ended March 31, 2018 and March 31, 2017, the tax character of distributions paid by the Fund were $6,309,884 and $2,275,979 of ordinary income, respectively.

As of March 31, 2018, the Fund had accumulated undistributed net investment income of $3,377,671 and accumulated capital gains of $6,410,520.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2018 were as follows:

Tax Basis	Appreciation	Depreciation
$126,877,625	$31,349,241	$(9,180,778)

Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$22,168,463	$12,830	$22,181,293

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. Other cost basis adjustments are primarily attributable to appreciation/depreciation of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after April 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. The Fund utilized approximately $2,195,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2018. As of March 31, 2018, the Fund has no pre-enactment or post-enactment loss carryforwards.

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6. Borrowings

The Fund currently is a party to a credit facility with a prime broker. Through June 30, 2016, the Fund was a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $25,000,000. Interest on any borrowings under the credit facility is at contracted market rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund in an amount equal to twice the amount borrowed under the credit facility. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

During the fiscal year ended March 31, 2018, the Fund had no borrowings under the credit facility.

Note 7. New Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the other amendments and rules are April 2019 for larger fund groups and April 2020 for smaller fund groups. Management is currently evaluating the impacts to the financial statement disclosures.

Note 8. Subsequent Events

On May 23, 2018, the Fund announced that its Board of Directors would submit a proposal to stockholders to liquidate the Fund at the Fund’s 2018 Annual Meeting of Stockholders, unless the Board identifies a viable merger partner by its next Board meeting. The Board has decided to submit the liquidation proposal to stockholders at the request of institutional stockholders.

THE ASIA PACIFIC FUND, INC.
Financial Highlights

	Year Ended March 31,
Per Share Operating Performance:	2018	2017	2016		2015		2014
Net asset value, beginning of year	$12.96	$11.25	$13.07		$11.50		$11.92
Net investment income	0.17	0.22	0.20		0.23		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.86	1.71	(1.51)		1.34		(0.40)
Total from investment operations	3.03	1.93	(1.31)		1.57		(0.42)
Dividends and distributions to stockholders from:
Net investment income	(0.29)	(0.22)	(0.51)		—		—
Net realized gains	(0.32)	—	—		—		—
Total dividends	(0.61)	(0.22)	(0.51)		—		—

Net asset value, end of year	$15.38	$12.96	$11.25		$13.07		$11.50
Market value, end of year	$14.80	$12.23	$9.61		$11.61		$10.33
Total investment return(a):	25.96%	30.04%	(12.79)%		12.39%		(4.00)%
Ratios to Average Net Assets:
Total expenses (including loan interest and waiver/reimbursement)(c)	1.86%	2.07%	2.08	%(b)	2.05	%(b)	2.33%
Total expenses (including loan interest and excluding waiver/reimbursement)(c)	1.86%	2.08%	2.08	%(b)	2.05	%(b)	2.33%
Net investment income, including waiver/reimbursement	1.15%	1.84%	1.62%		1.83%		(0.18)%
Supplemental Data:
Average net assets (000 omitted)	$151,076	$123,051	$130,218		$129,506		$119,204
Portfolio turnover rate	82%	66%	69%		76%		175%
Net assets, end of year (000 omitted)	$159,072	$134,104	$116,382		$135,243		$118,991

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratios without loan interest expense would have been 2.07% and 2.05% for the fiscal years ended March 31, 2016 and 2015, respectively. No loan interest was incurred during the fiscal years ended March 31, 2018, 2017 and 2014.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding-total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share of common stock.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Going Concern

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 8 to the financial statements, the Fund has announced that its Board of Directors would submit a proposal to stockholders to liquidate the Fund at the Fund’s 2018 annual meeting of stockholders, unless the Board identified a viable merger partner by its next Board meeting. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2008.

New York, New York
May 29, 2018

THE ASIA PACIFIC FUND, INC.
Tax Information (Unaudited)

For the fiscal year ended March 31, 2018, the Fund reports the maximum amount allowable, but not less than 18.39% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended March 31, 2018, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the U.S. Internal Revenue Code of the following amounts: $398,283 foreign tax credit from recognized foreign source income of $5,488,283.

In January 2018, shareholders were advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of dividends and distributions taxable in calendar year 2017.

THE ASIA PACIFIC FUND, INC.
Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Value Partners Hong Kong Limited (the “Investment Manager”).

Independent Directors

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Jessica M. Bibliowicz (58)	Director (Class II)	Since 2006	Senior Adviser (since 2013) of Bridge Growth Partners (private equity firm); formerly, Chief Executive Officer of National Financial Partners (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Director of Advanced Series Trust (since September 2014), Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund (since March 2015); Sotheby’s (since 2014); formerly Director of Realogy Holdings Corp. (2013-2016).

Michael J. Downey (74)	Director and Chairman (Class I)	Since 1986 Since 1999	Private Investor.	1	Director, AB Mutual Fund Complex (120 funds).

Independent Directors continued

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (71)	Director (Class III)	Since 1989

Formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

				1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund; Director ICI Mutual Insurance Company (June 2012- June 2015 and June 2016-present).
Duncan M. McFarland (74)	Director (Class I)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Via Science Inc.

THE ASIA PACIFIC FUND, INC.
Directors and Officers of the Fund (Unaudited) Continued

Independent Directors continued

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
David G. P. Scholfield (74)	Director (Class III)	Since 1988	Chairman, Acru China + Absolute Return Fund; Director, Bank of China HK RMB Bond Fund and Wealth Achieve Series; Senior Independent Director, Thames River Multi-Hedge PCC Ltd;Trustee and Investment Committee member of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004).	1
Christopher R. C. Sykes (63)	Director (Class III)	Since 2014	Chairman (since 2006) and Co-Founder of Charlesworth Sykes and Company, Hong Kong, an independent management consultancy with a special focus on Asia’s global expansion; Regional Political Adviser and Deputy Consul General, Hong Kong, HM Diplomatic Service (2003-2006 and 1986-1990); Director, Hong Kong and Singapore, Wardley Investment Bank (now HSBC) (1990-1992).	1

Independent Directors continued

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
William G. Tung (68)	Director (Class II)	Since 2013	Partner & Managing Director of Cindat Capital Management Ltd. (2013-Present); President and CEO of GT International Associates (2011-Present); Managing Partner of AT-BCM LLC (2013-Present); Executive Director of the Shanghai Bund de Rockefeller Group Master Development Co. Ltd (2009-Present), formerly Chairman & Legal Rep (2005-2008); formerly, Managing Director of the Rockefeller Group Asia Pacific (2003-2010).	1

THE ASIA PACIFIC FUND, INC.
Directors and Officers of the Fund (Unaudited) Continued

Information pertaining to the Officers of the Fund is set forth below.

Officers

Name, Address** and Age	Positions with Fund***	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
King Lun Au (58)	President	Since February 2017

Chief Executive Officer of Value Partners Group Limited (since December 2016); Chief Executive Officer of Eastspring Investments (Hong Kong) Limited from December 2015 to November 2016; Chief Executive Officer of BOCHK Asset Management Limited from May 2010 to November 2015.

Alan M. Mandel (60)	Treasurer and Chief Financial Officer and Assistant Secretary	Since February 2018

Senior Vice President of AST Fund Solutions, LLC (since February 2018), Head of Fund Administration, Schroder Investment Management North America Inc. (1998 – 2017); Member of Board of Managers, Schroder Fund Advisors LLC (1998 – 2017); Treasurer and Principal Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) (1998 – 2017); Treasurer of the Cornerstone Strategic Value Fund, Inc. and the Cornerstone Total Return Fund, Inc. (since February 2018).

Hoyt M. Peters (54)	Secretary and Assistant Treasurer	Since July 2016	Vice President of AST Fund Solutions, LLC (since April 2013); Vice President of Ultimus Fund Solutions, LLC (from November 2009-March 2013).
Ann Marie Swanson (52)	Chief Compliance Officer	Since July 2016

Director, Alaric Compliance Services, LLC (October 2015 to present); Vice President and Chief Compliance Officer, Thomas Partners Investment Management (May 2013 to March 2015); Senior Vice President and Chief Compliance Officer, Aletheia Research and Management, Inc. (August 2010 to January 2013).

**	The address of the Directors and Officers is c/o: AST Fund Solutions, LLC, 48 Wall Street – 22nd Floor, New York, New York 10005.

***

The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****

This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice (Unaudited)

FACTS	WHAT DOES THE ASIA PACIFIC FUND, INC. (“APB”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Contact information such as mailing address, e-mail address, and telephone number

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons APB chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does APB share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 888-4-ASIA-PAC or 1-888-427-4272

Privacy Notice (Unaudited)

Who we are
Who is providing this notice?	The Asia Pacific Fund, Inc. (“APB”)
What we do
How does APB protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does APB collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your personal information from others, such as affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● APB does not share with nonaffiliates, so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● APB does not jointly market.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 937-5449.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent is American Stock Transfer & Trust Co., LLC. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Additional Information (Unaudited)

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the Exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q for its first and third fiscal quarters and within 60 days of the fiscal quarter end. Once filed, the Fund’s Form N-Q is available without charge on the SEC’s website (http//www.sec.gov) or by calling the Fund toll free at 1-(888) 4-ASIA-PAC (1-888-427-4272). Copies of the Fund’s Form N-Q may also be obtained by visiting the SEC’s Public Reference Room in Washington, DC (please call the SEC at 800-732-0330 for information on the operation of the Public Reference Room).

Proxy Voting

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC (1-888-472-4272) and on the SEC’s website (http//www.sec.gov) or on or through the Fund’s website address (www.asiapacificfund.com).

THIS PAGE INTENTIONALLY LEFT BLANK

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Robert F. Gunia, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2018 and March 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $42,800 and $51,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(c)	Tax Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(d)	All Other Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e)(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Robert F. Gunia, Duncan M. McFarland and David G.P. Scholfield.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Value Partners Hong Kong Limited, the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Value Partners Group Limited

Proxy Voting Policies and Procedures

1.	Introduction

Under SEC Rule 206(4)-6, an investment adviser has to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interests of its clients, (ii) describe its proxy voting policies and procedures to clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the adviser voted their securities.

Value Partners (“VP”) has adopted the following policies and procedures for proxy voting.

If client agreements for services are silent as to proxies, the SEC believes the adviser is generally responsible for voting proxies.

2.	General Voting Principles

Where VP has responsibility for voting proxies, VP will take measures reasonably designed to ensure that they are voted in the best interest of its clients, which generally means voting with a view to enhancing the value of client securities.

The financial interest of VP’s clients is the primary consideration in determining how their proxies should be voted. VP will take reasonable measures to obtain knowledge of meetings; to ensure that proxies are received by VP in sufficient time for it to take action; to vote them; and to return them in time to be counted.

VP may refrain from voting if it reasonably believes that the matters to be voted on have no significant effect on clients’ interests or if there is a pending sell order for the security. VP may also refrain from voting if the cost or other burden would be unreasonable (e.g., where translation of documentation regarding foreign securities would be required). VP may vote against or refrain from voting on a particular agenda item if it reasonably believes that the proxy statement has not provided sufficient information to justify a vote in favor.

VP will take measures reasonably designed to permit it to act on an informed basis with respect to issues presented by proxies. The sources of VP’s information will include the knowledge on the basis of which VP has invested client funds in the company and knowledge gained in following the investment. VP may supplement its knowledge by reference to publications or other readily available public sources but VP does not expect to independently investigate facts relating to issues presented by proxy statements.

2.1	Conflicts of interests

There may be occasions where voting may present an actual or potential conflict of interest between VP, as the investment adviser, and its clients.

Potential conflicts of interest situations may include:

1.	Business relationships, where VP has a substantial business relationship with a company and failure to vote in favor of management could harm VP’s relationship with the company;

2.	Personal relationships, where VP has a personal relationship with corporate directors or candidates for directorship; or

3.	Family relationships where VP may have personal or business relationships relating to a company (e.g. a spouse or relative who serves as a director of a publicly traded company).

For any voting proposals where VP determines that it has a material conflict of interest, VP will take steps designed to ensure a decision to vote that is based on the clients’ best interest and is not the product of the conflict, in which, VP may:

(i) refer the proposals to the clients and obtain instructions from the clients on how to vote the proxies relating to those proposals;

(ii) (if VP is in a position to disclose the conflict to the clients i.e., such information is not confidential) determine how it proposes to vote the proposals on which it has a conflict, disclose the conflict to the clients and seek their consent before exercising a proxy;

(iii) take such other action such as consulting an independent third party such as external legal counsel as VP reasonably deems appropriate.

Proxy proposals that are “routine” are presumed not to involve a material conflict of interest for VP, unless VP has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of periodic reports/financial statements.

2.2	Substantive issues presented for voting

It is not possible to present a comprehensive roadmap for the voting of proxies. The following general guidelines set out our general approach but each situation must be judged on its own merits.

The decision to invest in a company normally represents confidence in the management of that company. Consequently, in the absence of evidence reducing our confidence in management, VP will give considerable weight (by no means conclusive weight) to management recommendations, except in the case of issues directly affecting the interests of management itself, such as management compensation.

VP will generally support management recommendations about the internal operations of the company or which are not expected to have a significant economic effect on the company or its security-holders. Proposals which are likely to have significant economic effect on the company and its security-holders will be subject to greater scrutiny on a case-by-case basis.

VP favors having strong independent directors and supports the delegation of key functions (such as compensation, audit and nominating committees) to independent directors. VP will generally oppose classification of directors.

Proposals for re-capitalizations, mergers, corporate restructuring and anti-takeover measures such as “poison pills” will be carefully scrutinized to ascertain possible benefits and disadvantages to security-holders. Management recommendations with respect to such transactions will be reviewed in the light of possible management self-interest.

Proposals regarding stock-option plans and other compensation issues will be carefully scrutinized. Since VP’s investment philosophy strongly favors long-term capital appreciation, its assessment of proposals for management compensation will take into account positioning for achievement of long-term goals as well as short-term performance.

Unless VP concludes that substantial financial interests of its clients are at risk or has client instructions to the contrary, VP will generally leave to management discretion matters involving social, environmental, ethical or similar issues.

These general guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote.

Regardless of the issues presented VP will be mindful of its duty to vote proxies in the best interest of its clients. VP may defer to instructions of its clients as to voting their securities with respect to specific issues as it deems appropriate.

3.	Internal Procedures

3.1	Responsibility of Fund Administration Team

Fund Administration Team is responsible for coordinating with respective custodians to assure that proxies are received by VP in sufficient time to take action. Also, they will follow up with responsible

Fund Managers for voting and to ensure that reasons for the decision on voting non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc) are clearly stated by the responsible Fund Manager.

Fund Administration Team should arrange for signature and return the proxies in time to be counted. All relevant documents should be properly kept as stated in Section 4 below.

3.2	Responsibility of Fund Managers

Proxy voting decisions should be made primarily by the Fund Manager who follows the particular stock under investment. However, the respective Portfolio Manager can revise the vote and make the final decision for his/her managed portfolio. The decision/vote should be made in accordance with the principles above and in a timely manner.

Upon voting on non-routine proxy proposals (e.g. special resolution for an EGM, cash/scrip dividend selection, etc), reasons for making the voting decision must be clearly stated so as to support the decision made by the responsible Fund Manager.

3.3	Independent Checking by Internal Auditor

An independent review on proxy voting measures and documents will be performed by Internal Auditor periodically to ensure VP votes the proxies in the best interests of its clients and properly complies with the company policy.

4.	Recordkeeping

In compliance with another SEC rule (Rule 204-2) VP will maintain appropriate records regarding proxies as follows: VP will maintain

(1) copies of these proxy voting policies and procedures and any amendments to them;

(2) proxy statements received regarding client securities;

(3) records of how proxies were voted;

(4) written client requests for VP’s proxy voting records and copies of VP’s written responses to such requests;

(5) documents created by VP that were material to its decisions on how to vote proxies or that memorialized the bases for its decisions; and

(6) documentation relating to the identification and resolution of conflicts of interest, if any.

These records will be retained for at least five years in a readily accessible place, and for the first two years in VP’s own office.

VP has disclosed in Form ADV Part 2A: (i) a description of VP’s Proxy Voting Policy and Procedures and (ii) information about how clients may obtain information on how VP voted their securities.

5.	Client requests for information and/or copies

Clients may obtain copies of these proxy voting policies and procedures at any time.

Clients may obtain information as to what issues were voted upon by VP in respect of their securities and how their proxies were voted on such issues. Information will be provided promptly with respect to any period for which VP retains records on-site, and after a reasonable period of time if resort to off-site records is required.

The above information may be obtained by making request in writing to VP’s Chief

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

(a)(1) Norman Man Kei Ho, Senior Investment Director, Value Partners Limited

Length of Service at Value Partners Limited: 22 years

Norman joined Value Partners in 1995 and was promoted to Investment Director and Senior Investment Director in 2010 and January 2014, respectively. He has extensive experience in the fund management and investment industry, with a focus on research and portfolio management. He is a key leader in Value Partners’ investment process, including a high degree of responsibility for portfolio management.

He graduated with a Bachelor’s degree in Social Sciences (majoring in Management Studies) from The University of Hong Kong. He is a CFA charterholder.

(a)(2) In addition to the Fund, Mr. Ho was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2018:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	0	$10.9	$10.9
Segregated Institutional	1	1	$57.8	$57.8
Other Pooled Investment Vehicles	3	3	$3,309.6	$3,309.6

There is no material conflict between the management of The Asia Pacific Fund, Inc. versus the other funds.

(a)(3) Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4) As of March 31, 2018, Mr. Ho did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a) (3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10  – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Hoyt M. Peters
Hoyt M Peters
Secretary

Date	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dr. King Lun Au
Dr. King Lun Au
President and Principal Executive Officer

Date	May 30, 2018

By (Signature and Title)*	/s/ Alan M, Mandel
Alan M. Mandel
Treasurer and Principal Financial Officer

Date	May 30, 2018

*	Print the name and title of each signing officer under his or her signature.